EXHIBIT 21.1

LIST OF SUBSIDIARIES
OF
ASSOCIATED ESTATES REALTY CORPORATION

	State of	State of
Subsidiary	Incorporation	Formation

AERC Arbor, Inc.	Delaware
AERC Arrowhead Station, Inc.	Delaware
AERC Barrington, Inc.	Delaware
AERC Bedford Commons, Inc.	Delaware
AERC Bennell, Inc.	Delaware
AERC Bradford, Inc.	Delaware
AERC Brook, Inc.	Delaware
AERC Central Park, Inc.	Delaware
AERC Christopher Wren, Inc.	Delaware
AERC Clinton, Inc.	Delaware
AERC Country I, Inc.	Delaware
AERC Cypress Shores, Inc.	Delaware
AERC Falls Atlanta, Inc.	Delaware
AERC Georgetown, Inc.	Delaware
AERC of Georgia, Inc.	Ohio
AERC Hampton Funding, Inc.	Delaware
AERC Hampton Point, Inc.	Delaware
AERC Heathermoor, Inc.	Delaware
AERC Kensington Grove, Inc.	Delaware
AERC Lake Forest, Inc.	Delaware
AERC Landings, Inc.	Delaware
AERC of Maryland, Inc.	Delaware
AERC Maryland Funding, Inc.	Delaware
AERC Morgan Place, Inc.	Delaware
AERC Oaks, Inc.	Delaware

	State of	State of
Subsidiary	Incorporation	Formation

AERC Perimeter Lakes, Inc.	Delaware
AERC Reflections, Inc.	Delaware
AERC Reflections Funding, Inc.	Delaware
AERC Remington Place, Inc.	Delaware
AERC Saw Mill Village, Inc.	Delaware
AERC Shiloh Member, Inc.	Delaware
AERC Spring, Inc.	Delaware
AERC Sterling Park, Inc.	Delaware
AERC Summer, Inc.	Delaware
AERC Turnberry, Inc.	Delaware
AERC Vantage Villa, Inc.	Delaware
AERC of Virginia, Inc.	Ohio
AERC Washington Plaza, Inc.	Ohio
AERC Waterstone, Inc.	Delaware
AERC Westchester, Inc.	Delaware
AERC Western Reserve, Inc.	Delaware
AERC White River, Inc.	Delaware
AERC Williamsburg, Inc.	Delaware
AERC Windsor Pines, Inc.	Delaware
AFMC, Inc.	FL
Aspen Lakes - - AERC, Inc.	Michigan
Associated Estates Management Company	Ohio
Associated Estates Realty Corporation of Pennsylvania, Inc.	Ohio
Construction Distributors, Inc.	Ohio
Gables Indiana, Inc.	Ohio
Merit Enterprises, Inc.	Ohio
MIG II Realty Advisors, Inc.	Ohio
PatCon, Inc.	Ohio

SUBSIDIARY LIMITED LIABILITY COMPANIES

	State of	State of
Subsidiary	Incorporation	Formation

AERC Arbor Landings, LLC		Delaware
AERC Ashborough, LLC		Delaware
AERC Austin Ranch No. 1, LLC		Delaware
AERC Austin Ranch No. 2, LLC		Delaware
AERC Avon LLC		Delaware
AERC Belvedere, LLC		Delaware
AERC Bethesda JV, LLC		Delaware
AERC Bristol Germantown JV, LLC		Delaware
AERC Central Park Place, LLC		Delaware
AERC Clinton Place, LLC		Delaware
AERC Country Place, LLC		Delaware
AERC Courtney Chase, LLC		Delaware
AERC DPF Georgia Ventures, LLC		Delaware
AERC DPF Phase I, LLC		Delaware
AERC PDF Phase II, LLC		Delaware
AERC Georgetown Park, LLC		Delaware
AERC of Indiana, LLC		Indiana
AERC Landings at Preserve, LLC		Delaware
AERC of Michigan, LLC		Ohio
AERC Oaks Hampton, LLC		Delaware
AERC Renaissance, LLC		Delaware
AERC River Forest, LLC		Delaware
AERC Riverside Station, LLC		Delaware
AERC San Raphael, LLC		Delaware
AERC Spring Brook, LLC		Delaware
AERC Spring Valley, LLC		Delaware
AERC Steeplechase, LLC		Delaware
AERC Summer Ridge, LLC		Delaware
AERC of Tennessee, LLC		Delaware
AERC of Texas, LLC		Delaware
AERC Vienna Metro, LLC		Delaware
AERC Waterstone, LLC		Delaware
AERC Wellington, LLC		Delaware
AERC Westwind, LLC		Delaware
AERC White River, LLC		Delaware
Bristol at Ghent, LLC		Delaware
Buckhead AERC, LLC		Delaware
GC Acquisition I LLC		Ohio
Sandler at Alta Lago, LLC		Virginia
Spring Valley Apartments, LLC		Michigan